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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): OCTOBER 29, 2003
                                                         -----------------

                        COMMISSION FILE NUMBER 333-66221


               R.A.B. HOLDINGS, INC.                                                 R.A.B. ENTERPRISES, INC.
------------------------------------------------------               ------------------------------------------------------
(Exact name of registrant as specified in its charter)               (Exact name of registrant as specified in its charter)


                     DELAWARE                                                                DELAWARE
------------------------------------------------------               ------------------------------------------------------
   (State or other jurisdiction of incorporation)                         (State or other jurisdiction of incorporation)

                    13-3893246                                                               13-3988873
------------------------------------------------------               ------------------------------------------------------
       (IRS Employer Identification No.)                                        (IRS Employer Identification No.)



                  444 MADISON AVENUE, NEW YORK, NEW YORK 10022
                    (Address of principal executive offices)


        Registrant's telephone number including area code: (212) 688-4500


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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

ITEM 5. OTHER EVENTS.

     On October 29, 2003, R.A.B. Holdings, Inc. issued a press release to announce that its wholly owned subsidiary R.A.B. Enterprises, Inc. entered into an arrangement with certain holders of its 10 1/2% Senior Notes due 2005 to make the November 1, 2003 interest payment in the form of additional Senior Notes in lieu of cash. A copy of the press release is included as an Exhibit to this Form 8-K.

Exhibits.
---------

Exhibit No.    Description
-----------    -----------
99.1           Press Release dated October 29, 2003 issued by R.A.B. Holdings,
               Inc.


                                   SIGNATURES

     Pursuant to the requirements of Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Dated:  November 5, 2003.


                                       R.A.B. HOLDINGS, INC.

                                       By: /s/ Steven M. Grossman
                                           -----------------------
                                            Steven M. Grossman
                                            Executive Vice President,
                                            Chief Financial Officer & Treasurer


                                       R.A.B. ENTERPRISES, INC.

                                       By: /s/ Steven M. Grossman
                                           -----------------------
                                            Steven M. Grossman
                                            Executive Vice President,
                                            Chief Financial Officer & Treasurer

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------
99.1           Press Release dated October 29, 2003 issued by R.A.B. Holdings,
               Inc.

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